SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) April 2, 2001


                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                   1-815              51-0014090
    (State or Other Jurisdiction     (Commission       (I.R.S Employer
         of Incorporation)           File Number)     Identification No.)


                              1007 Market Street
                          Wilmington, Delaware  19898
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (302) 774-1000















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Item 5.  Other Events
         ------------
        The Registrant files, pursuant to Regulation FD, its news release dated April 2, 2001, entitled "DuPont Plans Targeted Reductions To Improve Competitiveness" a copy of which is below. This news release is also filed in connection with Debt and/or Equity Securities that may be offered on a delayed or continuous basis under Registration Statements on Form S-3
(No. 33-53327, No. 33-61339, No. 33-60069 and No. 333-86363).


                                      Contact:  Clif Webb
                                                302-774-4005
                                                r-clifton.webb@usa.dupont.com


         DuPont Plans Targeted Reductions To Improve Competitiveness


        WILMINGTON, Del., April 2, 2001 -- DuPont today announced it will further align resources consistent with the specific missions of its individual businesses. These actions will reduce the company's global employee workforce by about 4,000, or 4 percent. DuPont will also reduce the number of contract personnel by about 1,300 and shut down less competitive manufacturing assets.

        "Taking actions that result in people losing their jobs is the hardest decision we as leaders will ever have to make," said DuPont Chairman and CEO Charles O. Holliday, Jr." However, we are doing what is necessary to assure the competitiveness of our individual businesses and the performance of DuPont as a whole."

        Responding to weakening business conditions in the U.S. apparel and textile markets, DuPont will accelerate the rationalization of its polyester and nylon fiber businesses to improve financial performance. This will result in a combined polyester and nylon reduction of about 2,000 employees - or about half of the total company employee reductions. Specific actions are:

     -- In the Polyester Enterprise, the polyester filaments business unit will accelerate the benefits of its manufacturing alliance with Unifi Corporation by shutting down older filaments manufacturing operations and transferring production to lower cost, more modern and flexible assets. In addition, other polyester manufacturing operations will be streamlined to assure a sustainable competitive cost position.

     -- In the Nylon Enterprise, the apparel segment will continue its previously announced strategy of focusing on differentiated products and modernizing its manufacturing assets. As a result, the company will shut down less competitive production lines.






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        Other DuPont business units are taking focused actions to improve profitability consistent with their specific revenue, earnings and cash objectives. The most significant of these are:

     -- The company's agriculture-related businesses - Pioneer, Crop Protec-tion and Nutrition & Health - will accelerate their integration of R&D, staff and commercial organizations.

     -- The "Lycra" business will reduce manpower at U.S. and European facilities to realize efficiency gains enabled by its new technology plat-forms. These platforms include significantly advanced and more productive spinning technology to be used in previously announced capacity expansions in South America and Asia.

     -- Internal staff support services will reduce positions commensurate with restructurings across the businesses they support.

        "We are very sensitive to our employees' feelings and concerns," Holliday said. "We will continue to look for redeployment opportunities for as many employees as possible, and will help other employees transition to new careers outside of the company. We recognize and appreciate their many contributions to DuPont."

        Approximately 75 percent of the affected employees and contractors are in the United States. Projected annual payroll savings, including reduction in contractor costs, are on the order of $400 million pre-tax. DuPont expects to achieve about one-third of the projected cost benefit in 2001, and substantially all in 2002.

        DuPont expects to take a one-time second quarter charge of approxi-mately 40-45 cents per share as a result of these actions. Roughly half of this estimated charge will be for employee severance costs, with the remainder principally for asset shutdowns and related dismantlement expenses. Since plans are still being finalized, the actual one-time charge to earnings will not be available until the end of the second quarter.

        "These actions will enable us to more rapidly achieve our goal of sustainable growth," said Holliday. "While reducing resources in some busi-nesses, we are adding resources in a number of long-term growth markets - for example, telecommunications, electronic displays and bio-based materials - as well as in fast growing countries such as China. Across DuPont, each business is doing what it needs to do to be successful, consistent with customer needs. We will be a stronger company as a result."

        DuPont is a science company, delivering science-based solutions that make a difference in people's lives in food and nutrition; health care; apparel; home and construction; electronics; and transportation. Founded in 1802, the company operates in 70 countries and has 93,000 employees.







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Forward-Looking Statements:  This news release contains forward-looking statements based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by DuPont, particularly its latest annual report on Form 10-K and quarterly report on Form 10-Q, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to changes in the laws, regulations, policies and economic conditions, including inflation, interest and foreign currency exchange rates, of countries in which the company does business; competitive pressures; successful integration and structural changes, including restructuring plans, acquisitions, divestitures and alliances; cost of raw materials, research and development of new products, including regulatory approval and market acceptance; and seasonality of sales of agricultural products.


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4/2/01









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                                  SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 E. I. DU PONT DE NEMOURS AND COMPANY
                                             (Registrant)




                                           /s/ D. B. Smith
                                 ------------------------------------
                                             D. B. Smith
                                         Assistant Controller




April 2, 2001

























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